FIRST AMENDMENT TO FOURTH AMENDED AND
RESTATED LOAN AGREEMENT



	THIS FIRST AMENDMENT (this "Amendment") to the Fourth Amended and Restated Loan Agreement is entered into as of the 31st day of March, 1996, by and between The Huntington National Bank (the
"Bank") as lender, and Intrenet, Inc. (the "Borrower"), and
Advanced Distribution System, Inc., Eck Miller Transportation
Corporation, Mid-Western Transport, Inc., Roadrunner
Enterprises, Inc., Roadrunner Trucking, Inc., Roadrunner
Distribution Services, Inc. and Roadrunner International
Services, Inc. (herein collectively referred to as the "Subsidiaries"; the Borrower and the Subsidiaries are herein collectively and separately referred to as a "Company" or the "Companies"), as borrowers.



RECITALS:



	A.	On February 24, 1988, the Borrower, certain of its
subsidiaries, the Bank, Merchants National Bank & Trust Company of Indianapolis, now known as National City Bank, Indiana
(herein "National City"; the Bank and National City are sometimes hereinafter collectively referred to as the "Banks"), and The Huntington National Bank, as Agent for the Bank and National City (the "Agent"), executed a certain Loan Agreement (herein the "1988 Loan Agreement"), which set forth the terms and conditions of certain loans and extensions of credit; and



	B.	Pursuant to the 1988 Loan Agreement, on or about February
24, 1988, and March 4, 1988, the Borrower and certain of its Subsidiaries executed and delivered to the Banks and the Agent certain other loan documents in connection with the extensions of credit provided for in the 1988 Loan Agreement, including without limitation, closing certificates, revolving notes with term options, letter of credit reimbursement agreements, security agreements, continuing guaranties unlimited, an escrow agreement, a Regulation U Statement, and related documents
(herein collectively the "1988 Closing Documents"); and



	C.	On or about March 18, 1988, the Borrower, certain of its
Subsidiaries, the Banks and the Agent executed a certain First
Amendment to Loan Agreement (herein the "First Amendment") which modified provisions and terms of the 1988 Loan Agreement in connection with a certain Employee Stock Ownership Plan transaction; and



	D.	On or about April 15, 1988, the Borrower, certain of its
Subsidiaries, the Banks and the Agent executed a certain Second
Amendment to Loan Agreement (herein the "Second Amendment") which modified provisions and terms of the 1988 Loan Agreement in connection with the sale by the Borrower to Pinnacle
Enterprises, Inc. of shares of capital stock of Kintla
Enterprises, Inc.; and



	E.	On or about May 11, 1988, the Borrower, certain of its
subsidiaries, the Banks and the Agent executed a certain Third
Amendment to Loan Agreement (here in the "Third Amendment") which modified provisions and terms of the 1988 Loan Agreement in connection with certain ownership and management changes; and



	F.	On or about May 16, 1988, the Borrower, certain of its
subsidiaries, the Banks and the Agent executed a certain Fourth
Amendment to Loan Agreement (herein the "Fourth Amendment") which modified provisions and terms of the 1988 Loan Agreement in connection with certain duties and lending percentages between Huntington and National City; and



	G.	On or about July 22, 1988, the Borrower, certain of its
subsidiaries, the Banks and the Agent executed a certain Fifth
Amendment to Loan Agreement (herein the "Fifth Amendment") which modified provisions and terms of the 1988 Loan Agreement in connection with certain duties and lending percentages between Huntington and National City, changes in management and ownership, and the agreement of Roadrunner Enterprises, Inc. to be bound by the terms and conditions of the 1988 Loan Agreement
(the First Amendment, Second Amendment, Third Amendment, Fourth
Amendment, and Fifth Amendment are herein collectively referred to as the "Amendments"); and



	H.	On or about July 22, 1988, the Borrower and certain of its
subsidiaries executed and delivered to the Banks and the Agent in connection with the 1988 Loan Agreement and the Amendments, a collateral assignment and security agreement for a certain promissory note owing to the Borrower from Pinnacle Enterprises, Inc., substitute revolving notes and standby letter of credit reimbursement agreements, closing certificate of Roadrunner
Enterprises, Inc., Federal Reserve Form U-l, a continuing guaranty unlimited of Roadrunner Enterprises, Inc., a security agreement of Roadrunner Enterprises, Inc., financing statements of Roadrunner Enterprises, Inc. and related documents (herein collectively the "Supplemental Documents"). The 1988 Loan
Agreement, the 1988 Closing Documents, the Amendments and the
Supplemental Documents are herein collectively referred to as the "1988 Loan Documents"; and



	I.	On or about February 6, 1989, the Borrower, certain of its
Subsidiaries, the Banks and the Agent executed a certain Amended and Restated Loan Agreement (herein the "1989 Loan Agreement"), which set forth the terms and conditions of certain loans and extension of credit; and



	J.	Pursuant to the 1989 Loan Agreement, on or about February 6,
1989, the Borrower and certain of its subsidiaries executed and delivered to the Banks and the Agent certain other loan and security documents in connection with the extensions of credit provided for in the 1989 Loan Agreement, including without limitation, certain revolving promissory notes, a certain letter of credit reimbursement agreement, mortgages, deeds of trust, security agreements, assignments, powers of attorney, cash management agreements, controlled disbursement agreements, closing certificates, loan expense and disbursement statements, covenants not to sue, a certain intercorporate funding agreement, regulation, statements, a certain record assignment, affidavits, and related documents (herein collectively the "1989
Closing Documents"); and



	K.	On or about May 12, 1989, the Borrower, certain of its
subsidiaries, the Banks and the Agent executed a certain First
Amendment to Amended and Restated Loan Agreement (the "First
Amendment to the 1989 Loan Agreement"), which modified provisions and terms of the 1989 Loan Agreement in connection with the amount of the extension of credit and to provide for a certain fee to the Banks for the same; and



	L.	On or about September 7, 1990, the Borrower, certain of its
subsidiaries, the Banks and the Agent executed a certain Second
Amendment to Amended and Restated Loan Agreement (herein the
"Second Amendment to the 1989 Loan Agreement"), which modified provisions and terms of the 1989 Loan Agreement in connection with the maximum amount of credit extended under the 1989 Loan
Agreement and to modify the provisions of the lending formula applicable to such extension of credit. The 1989 Loan
Agreement, the 1989 Closing Documents, the First Amendment to the 1989 Loan Agreement, and the Second Amendment to the 1989
Loan Agreement are herein collectively referred to as the "1989
Loan Documents"; and



	M.	On or about January 15, 1991, the Banks, the Agent , and the
Companies (with the exception of Roadrunner Distribution
Services, Inc. and Roadrunner International Services, Inc.)
executed a certain Second Amended and Restated Loan Agreement
(herein the "1991 Loan Agreement"), which set forth the terms and conditions of certain loans and extensions of credit; and



	N.	On or about January 15, 1991, pursuant to the 1991 Loan
Agreement, the Companies (with the exception of Roadrunner
Distribution Services, Inc. and Roadrunner International
Services, Inc.) executed and delivered to the Banks and the Agent certain other loan and security documents in connection with the extension of credit provided for in the 1991 Loan
Agreement, including without limitation, certain revolving notes, fixed asset notes, short term notes, a letter of credit reimbursement agreement, an intercorporate funding agreement, security agreements, Regulation U statements, stock certificates, financing statements, mortgages, mortgage modification agreements and related documents (herein collectively the "1991 Closing Documents"); and



	O.	On or about September 27, 1991, the Banks, the Agent and the
Companies (with the exception of Roadrunner Distribution
Services, Inc. and Roadrunner International Services, Inc.)
executed a certain First Amendment to Second Amended and Restated Loan Agreement (the "First Amendment to the 1991 Loan
Agreement"), thereby amending and modifying certain terms contained in the 1991 Loan Agreement; and



	P.	On or about November 22, 1991, the Banks, the Agent and the
Companies (with the exception of Roadrunner Distribution
Services, Inc. and Roadrunner International Services, Inc.)
executed a certain Second Amendment to Second Amended and Restated Loan Agreement (the "Second Amendment to the 1991 Loan
Agreement"), thereby amending and modifying certain terms contained in the 1991 Loan Agreement; and



	Q.	On or about March 24, 1992, the Banks, the Agent and the
Companies (with the exception of Roadrunner International
Services, Inc.) executed a certain Third Amendment to Second
Amended and Restated Loan Agreement (the "Third Amendment to the
1991 Loan Agreement") thereby amending and modifying certain terms contained in the 1991 Loan Agreement; and



	R.	On or about April 9, 1992, the Banks, the Agent and the
Companies executed a certain Fourth Amendment to Second Amended and Restated Loan Agreement (the "Fourth Amendment to the 1991
Loan Agreement") thereby amending and modifying certain terms contained in the 1991 Loan Agreement; and



	S.	On or about September 27, 1991, November 22, 1991, March 24,
1992, April 9, 1992, and on various other dates, the Companies executed and delivered to the Banks certain other loan and security documents, agreements, instruments, certificates, mortgages, mortgage modification agreements and financing statements in connection with the 1991 Loan Agreement and the indebtedness referred to therein (all of the foregoing, together with the 1991 Closing Documents, the First Amendment to the 1991
Loan Agreement, the Second Amendment to the 1991 Loan Agreement, the Third Amendment to the 1991 Loan Agreement and the Fourth
Amendment to the 1991 Loan Agreement are herein collectively referred to as the "1991 Loan Documents"); and



	T.	As of January 19, 1993, the Companies satisfied their
obligations to National City under a certain Revolving Note dated as of January 15, 1991 in the original principal amount of $5,361,300.00, a certain Fixed Asset Note dated as of January
15, 1991 in the original principal amount of $2,164,500.00, and a certain Short Term Note dated as of January 15, 1991 in the original principal amount of $999,000.00, and National City assigned to the Bank all of its risk participation interest in the Letters of Credit (as defined in Section 1.3 of the 1991
Loan Agreement); and



	U.	On or about January 19, 1993, the Bank and the Companies
executed a certain Third Amended and Restated Loan Agreement
(hereinafter the "1993 Loan Agreement"), which set forth the terms and conditions of certain loans and extensions of credit;
and



	V.	On or about January 19, 1993, pursuant to the 1993 Loan
Agreement, the Companies executed and delivered to the Bank certain other loan and security documents in connection with the extensions of credit provided for in the 1993 Loan Agreement, including without limitation, a Revolving Note, a Term Note, a substitute Standby Letter of Credit Reimbursement Agreement, a
Master Fund Management Agreement, a substitute Intercorporate
Funding Agreement, a Warrant Certificate with respect to rights to purchase shares of common stock of the Borrower, UCC-1 financing statements, UCC-3 amendments and continuation statements, mortgages, mortgage modification agreements, a Covenant Not to Sue, a Compliance Certificate, a Registration
Rights Agreement and related documents (herein collectively the "1993 Closing Documents"); and



	W.	On or about November 10, 1993, the Bank and the Companies
executed a certain First Amendment to Third Amended and Restated
Loan Agreement (the "First Amendment to the 1993 Loan
Agreement"), thereby amending and modifying certain terms contained in the 1993 Loan Agreement; and



	X.	On or about August 3, 1994, the Bank and the Companies
executed a certain Second Amendment to Third Amended and Restated Loan Agreement (the "Second Amendment to the Third
Amended and Restated Loan Agreement"), thereby amending and modifying certain terms contained in the 1993 Loan Agreement; and



	Y.	On or about November 10 , 1993, August 3, 1994, and on
various other dates, the Companies executed and delivered to the Bank certain other loan and security documents, agreements, instruments, certificates, mortgages, mortgage modification agreements and financing statements in connection with the 1993
Loan Agreement and the indebtedness referred to therein (all of the foregoing, together with the 1993 Closing Documents, the First Amendment to the 1993 Loan Agreement and the Second
Amendment to the 1993 Loan Agreement are herein collectively referred to as the "1993 Loan Documents"); and



	Z.	On or about January 15, 1996, the Companies and the Bank
executed a certain Fourth Amended and Restated Loan Agreement
(the "1996 Loan Agreement"), setting forth the terms of certain extensions of credit to the Companies; and



	AA.	In connection with the 1996 Loan Agreement, the Companies
executed and delivered to the Bank certain other loan documents, promissory notes, amendments to open-end mortgages, assignment of rents and security agreements, consents, assignments, security agreements, agreements, instruments and financing statements in connection with the indebtedness referred to in the 1996 Loan Agreement (all of the foregoing, together with the 1996 Loan Agreement, are hereinafter collectively referred to as the "1996 Loan Documents"); and



	AB.	The Companies have requested that the Bank amend and modify
certain terms and covenants in the 1996 Loan Agreement, and the Bank is willing to do so upon the terms and conditions contained herein.



	NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:



	1.	Definitions.  All capitalized terms not otherwise defined
herein shall have the meanings ascribed to them in the 1996 Loan
Agreement.



	2.	 Section 10.12, "Book Net Worth," of the 1996 Loan Agreement
is hereby amended to recite in its entirety as follows:


		10.12	Book Net Worth.


	The Companies shall achieve a Book Net Worth of not less than:



		$22,500,000.00 as of December 31, 1995;

		$20,500,000.00 as of June 30, 1996;

		$21,000,000.00 as of December 31, 1996;

		$23,000,000.00 as of June 30, 1997;

		$23,500,000.00 as of December 31, 1997;

		$24,250,000.00 as of June 30, 1998; and

		$25,000,000.00 as of December 31, 1998, and continuing at all times thereafter.


	3.	Conditions of Effectiveness.  This Amendment shall become
effective as of March 31, 1996, upon satisfaction of all of the following conditions precedent:



	(a)	The Bank shall have received two duly executed copies of
this Amendment and such other certificates, instruments, documents, agreements, and opinions of counsel as may be required by the Bank, each of which shall be in form and substance satisfactory to the Bank and its counsel; and



	(b)	The Bank shall have received an amendment fee of $20,000.00
no later than May 20, 1996; and



	(c)	The representations contained in paragraph 4 below shall be
true and accurate.



	4.	Representations.  Each of the Companies represents and
warrants that after giving effect to this Amendment (a) each and every one of the representations and warranties made by or on behalf of each of the Companies in the 1996 Loan Agreement or the 1996 Loan Documents is true and correct in all respects on and as of the date hereof, except to the extent that any of such representations and warranties related, by the expressed terms thereof, solely to a date prior hereto; (b) each of the Companies has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the 1996 Loan Agreement and 1996 Loan Documents;
and (c) no event has occurred or is continuing, and no condition exists which would constitute an Event of Default.



	5.	Amendment to 1996 Loan Agreement.  (a) Upon the
effectiveness of Section 2 hereof, each reference in the 1996 Loan Agreement to "Fourth Amended and Restated Loan Agreement," "Loan and Security Agreement," "Loan Agreement," "Agreement," the prefix "herein," "hereof," or words of similar import, and each reference in the 1996 Loan Documents to the 1996 Loan Agreement, shall mean and be a reference to the 1996 Loan Agreement as amended hereby. (b) Except as modified herein, all of the representations, warranties, terms, covenants and conditions of the 1996 Loan Agreement, the 1996 Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Bank may have thereunder. The amendment set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Bank's rights under or of any other term or provisions of the 1996 Loan Agreement, any 1996 Loan Document, or other agreement executed in connection therewith, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Companies which would require the consent of the Bank, including, without limitation, waivers of Events of Default which may exist after giving effect hereto. Each of the Companies ratifies and confirms each term, provision, condition and covenant set forth in the 1996 Loan Agreement and the 1996 Loan Documents and acknowledges that the agreement set forth therein continue to be legal, valid and binding agreements, and enforceable in accordance with their respective terms.



	6.	Authority.  Each of the Companies hereby represents and
warrants to the Bank that as to such Company (a) such Company has legal power and authority to execute and deliver the within Amendment; (b) the officer executing the within Amendment on behalf of such Company has been duly authorized to execute and deliver the same and bind such Company with respect to the provisions provided for herein; (c) the execution and delivery hereof by such Company and the performance and observance by such Company of the provisions hereof do not violate or conflict with the articles of incorporation, regulations or by-laws of such Company or any law applicable to such Company or result in the breach of any provision of or constitute a default under any agreement, instrument or document binding upon or enforceable against such Company; and (d) this Amendment constitutes a valid and legally binding obligation upon such Company in every respect.



	7.	Counterparts.  This Amendment may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts.



	8.	Governing Law.  This Amendment shall be governed by and
construed in accordance with the law of the State of Ohio.



		IN WITNESS WHEREOF, the Companies and the Bank have hereunto set their hands as of the date first set forth above.





	THE BORROWER:



	INTRENET, INC.



		By:    /s/  Jonathan G. Usher
		      Jonathan G. Usher


		Its: Vice President-Finance, Secretary and Treasurer



	THE SUBSIDIARIES:


	ADVANCED DISTRIBUTION SYSTEM, INC.


		By:    /s/ Jonathan G. Usher


		Its:    Assistant Secretary



	ECK MILLER TRANSPORTATION CORPORATION


		By:    /s/ Jonathan G. Usher


		Its:    Assistant Secretary




	MID-WESTERN TRANSPORT INC.


		By:    /s/ Jonathan G. Usher


		Its:    Treasurer and Secretary




	ROADRUNNER ENTERPRISES, INC.


		By:    /s/ Jonathan G. Usher


		Its:    Treasurer and Assistant Secretary




	ROADRUNNER TRUCKING, INC.


		By:    /s/ Jonathan G. Usher


		Its:    Assistant Secretary



	ROADRUNNER DISTRIBUTION SERVICES, INC.


		By:    /s/ Jonathan G. Usher


		Its:    Assistant Secretary




	ROADRUNNER INTERNATIONAL SERVICES, INC.


		By:    /s/ Jonathan G. Usher


		Its:    Assistant Secretary



	THE BANK:


	THE HUNTINGTON NATIONAL BANK


		By:  Raymond Feldman


		Its:    Vice President


COLUMBUS/0237147.01